                                                       EXHIBIT 99


UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 11-K

FOR ANNUAL REPORTS OF EMPLOYEE STOCK PURCHASE, SAVINGS
AND SIMILAR PLANS PURSUANT TO SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Mark One)
   [X]     ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934
             For the fiscal year ended December 31, 1993

                                 OR

   [ ]   TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
For the transition period from ___________ to  ____________


Commission File Number 1-1059

CROWN CENTRAL EMPLOYEES SAVINGS PLAN
(Title of Plan)

CROWN CENTRAL PETROLEUM CORPORATION
One North Charles Street
Baltimore, Maryland  21201
(Name and address of principal executive offices of issuer of the securities)

Audited Financial Statements
and Schedules

Crown Central Employees Savings Plan

Years ended December 31, 1993 and 1992
with Report of Independent Auditors

Crown Central Employees Savings Plan

Audited Financial Statements
and Schedules

Years ended December 31, 1993 and 1992

Contents

Audited Financial Statements

Report of Independent Auditors                                      1
Statements of Net Assets Available for Benefits                     2
Statements of Changes in
 Net Assets Available for Benefits                                  3
Notes to Financial Statements                                       4

Department of Labor Schedules

Item 27a -- Schedule of Assets Held
 for Investment Purposes                                           19
Item 27d -- Schedule of Reportable Transactions                    20

Report of Independent Auditors

Crown Central Employees Savings Plan
Baltimore, Maryland

We have audited the accompanying statements of net assets available for benefits of the Crown Central Employees Savings Plan as of December 31, 1993 and 1992, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Crown Central Employees Savings Plan at December 31, 1993 and 1992, and the changes in its net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplemental schedules of assets held for investment purposes as of December 31, 1993 and reportable transactions for the year then ended, are presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and are not a required part of the financial statements. These supplemental schedules have been subjected to the auditing procedures applied in our audit of the 1993 financial statements and, in our opinion, are fairly stated in all material respects in relation to the 1993 financial statements taken as a whole.

                                    Ernst & Young

May 31, 1994

Crown Central Employees Savings Plan

Statements of Net Assets Available for Benefits


                                                        December 31
                                                     1993         1992
                                                  -----------  -----------
ASSETS
Investments, at fair value:
 U.S. Savings Bonds--Series E and EE              $ 1,215,795  $ 1,201,455
 Crown Central Petroleum Corporation
   Class A and Class B Common Stock                 5,328,751    3,977,050
 T. Rowe Price Funds:
   International Stock Fund                           880,657            -
   U.S. Treasury Money Fund                        10,623,920    7,018,602
   U.S. Treasury Intermediate Bond Fund             3,172,226    2,137,534
   Equity Income Fund                               7,450,946    3,685,178
   Spectrum Income Fund                             1,010,869            -
   Spectrum Growth Fund                             2,581,277      806,153
 Guaranteed Fixed Income Funds                      6,257,212   14,183,853
 Participant Loans                                  2,194,657    1,833,317
                                                  -----------  -----------
Total investments                                  40,716,310   34,843,142
Contributions receivable                              484,672      504,563
Interest and dividends receivable                      12,194       11,761
Cash                                                   29,837           30
                                                  -----------  -----------
Net assets available for benefits                 $41,243,013  $35,359,496
                                                  ===========  ===========

See accompanying notes

                                          - 2 -


Crown Central Employees Savings Plan

Statements of Changes in Net Assets Available for Benefits



                                                   Year Ended December 31
                                                   1993              1992
                                            ----------------- -----------------
Net investment income:
 Interest                                      $ 1,403,472         $ 1,683,100
 Dividends                                         870,019             377,526
                                               -----------         -----------
Net investment income                            2,273,491           2,060,626
Contributions                                    5,409,194           5,769,181
                                               -----------         -----------
 Total additions                                 7,682,685           7,829,807

Withdrawals                                     (2,673,901)         (3,429,217)

Net realized (loss) gain
 on sale of investments                            (83,383)             63,761
Net unrealized appreciation (depreciation)
 in aggregate fair value of investments            958,116          (2,549,149)
                                               -----------         -----------
 Net increase in net assets
   available for benefits                        5,883,517           1,915,202
Net assets available for benefits
 at beginning of year                           35,359,496          33,444,294
                                               -----------         -----------
Net assets available for benefits
 at end of year                                $41,243,013         $35,359,496
                                               ===========         ===========

See accompanying notes.

                                          - 3 -

Crown Central Employees Savings Plan

Notes to Financial Statements


1. SUMMARY OF ACCOUNTING POLICIES

Investments in Crown Central Petroleum Corporation Class A and
Class B Common Stock are reported at fair value, based on published market prices. U.S. Savings Bonds, T. Rowe Price Funds, and
Guaranteed Fixed Income Funds are reported at current redemption value.

The change in the difference between cost and market value is reflected in the statements of changes in net assets available for benefits as unrealized appreciation (depreciation) in the aggregate fair value of investments. The realized gain or loss on investments is the difference between the proceeds and the specific cost of the investments.

Benefits are recorded when paid.

2. PLAN DESCRIPTION

The Plan was adopted on January 1, 1955 by Crown Central Petroleum Corporation (the "Corporation"). The participating companies in the Plan are Crown Central Petroleum Corporation, La Gloria Oil & Gas Company, McMurrey Pipeline Company, Crown Central Pipe Line Company and Crown-Rancho Pipe Line Corporation, including service station and convenience store employees. The purpose of the Plan is to encourage employees to save regularly and to provide additional funds upon retirement. An employee is eligible to participate in the Plan upon attaining 21 years of age and having completed one year of service with at least 1,000 hours worked.

Employees contribute to the Plan through payroll deduction, up to a maximum of 12% of their base pay. The Corporation's contribution for all participating companies is equal to 50% of the employees' contributions up to a maximum of 8% of their base pay. Contributions to the Plan are invested in the available investment options in accordance with the participants' election. A terminating member of the Plan is paid the current value of their contributions to the Plan reduced by any outstanding loan balances, but unless the member is fully vested, as defined, they must forfeit the current value of the employer's contribution to their account. In accordance with the terms of the Plan, such forfeitures are applied to reduce future contributions required of the employers.

Effective January 1, 1992, T. Rowe Price Trust Company became the Trustee for the Plan. Under this arrangement the investment options offered are Crown Class A Common Stock and various T. Rowe Price funds. Those investments in Crown Class B Common Stock, U.S. Savings Bonds and Guaranteed Fixed Income Funds remain in the Plan as frozen options which can be liquidated at the participant's discretion; or at contract maturity in the case of the fixed income funds.

Crown Central Employees Savings Plan

2. PLAN DESCRIPTION (continued)

Participants have the option to borrow from the vested portion of their account. The maximum loan permitted is the lesser of (1) $50,000 or
(2) 50% of the nonforfeitable value of the account determined on the most recent valuation available to the Administrator prior to the date of the loan, as adjusted for distributions or contributions. The minimum loan permitted is $1,000. The term of each loan shall be for a minimum of one year and a maximum of five years and shall bear interest equal to the prime rate on the last day of the prior month in which the loan request is signed.

The participating companies have the right to terminate the Plan at any time. In the event of termination of the Plan, the individual participants and the beneficiaries and legal representatives of deceased participants are to be paid, at their option, the balance in their accounts including non-vested employer contributions, reduced by any outstanding loan balances, in cash or in kind.

All costs and expenses incurred in connection with the administration of the Plan are borne by the participating companies.

Information about the Plan Agreement is contained in the pamphlet
"Summary Plan Description". Copies of this pamphlet are available from the Corporation's Human Resources Department.

3. INVESTMENTS

The fair value of individual investments that represent 5% or more of the Plan's net assets available for benefits is as follows:


                                              December 31
                                            1993           1992
                                        -----------    -----------
Crown Central Petroleum Corporation
  Class A Common Stock                  $ 5,125,421    $ 3,799,027

T. Rowe Price Funds:
  U.S. Treasury Money Fund               10,623,920      7,018,602
  U.S. Treasury Intermediate Bond Fund    3,172,226      2,137,534
  Equity Income Fund                      7,450,946      3,685,178
  Spectrum Growth Fund                    2,581,277              -


Crown Central Employees Savings Plan

3. Investments (continued)

                                              December 31
                                            1993           1992
                                        -----------    -----------

Guaranteed Investment Contracts:
  Travelers Insurance Company #GR14680            -      4,390,448
  Travelers Insurance Company #GR15543    4,483,379      4,608,093
  Phoenix Mutual Life Insurance Company           -      3,498,904



         4. EMPLOYEE AND COMPANY CONTRIBUTIONS

Employee and Company contributions made to the Plan for the years ended December 31 were as follows:

                 1993                    1992
         ----------------------  ----------------------
         Employee    Company     Employee    Company
         ----------  ----------  ----------  ----------

         $3,839,652  $1,569,542  $4,144,673  $1,624,508
         ==========  ==========  ==========  ==========


5. FEDERAL INCOME TAXES

The Internal Revenue Service has determined and informed the Corporation, that the Plan is qualified and the trust established under the Plan is tax-exempt, under appropriate sections of the Internal Revenue Code. The Plan has been amended since receiving the determination letter. However, the Plan administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the Code. Therefore, they believe that the Plan was qualified and the related trust was tax-exempt as of the financial statement date.

Crown Central Employees Savings Plan

6. Reconciliation to Form 5500

The following differences were noted in comparing the Form 5500 for the year ended December 31, 1993 to the accompanying financial statements:


                                                              Amount Per
  Form 5500                                     Amount Per    Financial
Line Number     Description                      Form 5500    Statements Difference
- ------------    ----------------               ------------  ----------- ----------
32 b (4)(A)     Aggregate proceeds              $ 3,096,332
32 b (4)(B)     Aggregate carrying
                     amount                       2,891,707
                                                -----------
32 b (4)(C)     Net gain (loss) on
                  sale of assets:                   204,625  $   (83,383) $ 288,008

32 b (5)        Unrealized appreciation
                  (depreciation) of assets          670,108      958,116   (288,008)

The difference results from the method of determining cost for financial statement purposes
(historical cost) versus the method required for the preparation of Form 5500 (fair value at the beginning of the year).


Crown Central Employees Savings Plan


Note 7. Statement of Net Assets Available for Benefits With Fund Information

December 31, 1993

                                                                     Guaranteed      T. Rowe
                                                                        Fixed      Price U. S.
                                         Crown          Savings        Income       Treasury
                                         Stock           Bonds          Funds      Money Fund
                                      -----------     -----------    -----------   -----------
ASSETS

Investments, at fair value             $ 5,328,751    $ 1,215,795    $ 6,257,212   $10,623,920
Contributions receivable                    73,601              -              -        93,694
Interest and dividends
  receivable                                     -              -              -             -
Cash                                             -              -              -        29,837
                                       -----------    -----------    -----------   -----------

Net assets available for benefits      $ 5,402,352    $ 1,215,795    $ 6,257,212   $10,747,451
                                       ===========    ===========    ===========   ===========



(CONTINUED NEXT PAGE)

                                              - 8 -

Crown Central Employees Savings Plan


Note 7. Statement of Net Assets Available for Benefits With Fund Information (continued)




December 31, 1993

                                        T. Rowe
                                      Price U.S.   T. Rowe   T. Rowe     T. Rowe
                                        Treasury    Price     Price       Price
                                         Inter-    Equity     Spectrum    Spectrum
                                        mediate    Income      Growth      Income
                                       Bond Fund    Fund        Fund        Fund
                                      ---------- ---------- ----------  ----------
ASSETS

Investments, at fair value            $3,172,226 $7,450,946 $2,581,277  $1,010,869
Contributions receivable                       -    142,412     56,380     106,520
Interest and dividends
  receivable                                   -          -          -           -
Cash                                           -          -          -           -
                                      ---------- ---------- ----------  ----------

Net assets available for benefits     $3,172,226 $7,593,358 $2,637,657  $1,117,389
                                      ========== ========== ==========  ==========

(CONTINUED NEXT PAGE)

Crown Central Employees Savings Plan


Note 7. Statement of Net Assets Available for Benefits With Fund Information (continued)

December 31, 1993

                                      T. Rowe
                                       Price
                                       Inter-                  Total
                                      national                 Page 8
                                        Stock      Loan     Page 9 and
                                         Fund      Fund       Page 10
                                      -------- ----------  -----------
ASSETS

Investments, at fair value            $880,657 $2,194,657  $40,716,310
Contributions receivable                12,065          -      484,672
Interest and dividends
  receivable                                 -     12,194       12,194
Cash                                         -          -       29,837
                                      -------- ----------  -----------

Net assets available for benefits     $892,722 $2,206,851  $41,243,013
                                      ======== ==========  ===========


- - 10 -

Crown Central Employees Savings Plan


Note 7. Statement of Net Assets Available for Benefits With Fund Information (continued)

December 31, 1992



                                                                     Guaranteed      T. Rowe
                                                                        Fixed      Price U. S.
                                         Crown          Savings        Income       Treasury
                                         Stock           Bonds          Funds      Money Fund
                                       -----------    -----------    -----------   -----------
ASSETS

Investments, at fair value             $ 3,977,050    $ 1,201,455    $14,183,853   $ 7,018,602
Contributions receivable                    82,239              -              -       112,118
Interest and dividends
  receivable                                     -              -              -             -
Cash                                             -              -              -            30
                                       -----------    -----------    -----------   -----------

Net assets available for benefits      $ 4,059,289    $ 1,201,455    $14,183,853   $ 7,130,750
                                       ===========    ===========    ===========   ===========



(CONTINUED NEXT PAGE)

- - 11 -

Crown Central Employees Savings Plan


Note 7. Statement of Net Assets Available for Benefits With Fund Information (continued)

December 31, 1992

                                        T. Rowe
                                      Price U.S.   T. Rowe   T. Rowe
                                        Treasury    Price     Price
                                         Inter-    Equity    Spectrum                  Total
                                         mediate   Income     Growth               Page 11 and
                                       Bond Fund    Fund       Fund     Loan Fund    Page 12
                                      ---------- ----------  --------  ----------  -----------
ASSETS

Investments, at fair value            $2,137,534 $3,685,178  $806,153  $1,833,317  $34,843,142
Contributions receivable                 127,813    133,903    48,490           -      504,563
Interest and dividends
  receivable                                   -          -         -      11,761       11,761
Cash                                           -          -         -           -           30
                                      ---------- ----------  --------  ----------  -----------

Net assets available for benefits     $2,265,347 $3,819,081  $854,643  $1,845,078  $35,359,496
                                      ========== ==========  ========  ==========  ===========



- - 12 -

Crown Central Employees Savings Plan


Note 8. Statement of Changes in Net Assets Available for Benefits With Fund Information


Year ended December 31, 1993


                                                            Guaranteed      T. Rowe
                                                               Fixed      Price U. S.
                                      Crown      Savings      Income       Treasury
                                      Stock       Bonds        Funds      Money Fund
                                    ----------- ----------  -----------   -----------
Net investment income:
     Interest                                   $   93,790  $   974,526   $   210,741
     Dividends                                -          -            -             -
                                    ----------- ----------  -----------   -----------
Net investment income                               93,790      974,526       210,741
Contributions                       $   845,680          -            -     1,088,714
                                    ----------- ----------  -----------   -----------
     Total additions                    845,680     93,790      974,526     1,299,455

Withdrawals                            (315,575)    (5,899)    (682,399)     (939,847)

Net realized (loss) gain
  on sale of investments               (183,720)         -            -             -
Unrealized appreciation
  (depreciation) in fair
  value of investments                  605,393          -            -             -
Interfund transfers                     391,285    (73,551)  (8,218,768)    3,257,093
                                    ----------- ----------  -----------   -----------
Net increase (decrease) in net
  assets available for benefits       1,343,063     14,340   (7,926,641)    3,616,701
Net assets available for
 benefits at beginning of year        4,059,289  1,201,455   14,183,853     7,130,750
                                    ----------- ----------  -----------   -----------
Net assets available for
 benefits at end of year            $ 5,402,352 $1,215,795  $ 6,257,212   $10,747,451
                                    =========== ==========  ===========   ===========


(CONTINUED NEXT PAGE)

Crown Central Employees Savings Plan

Note 8. Statement of Changes in Net Assets Available for Benefits With Fund Information
(continued)

Year ended December 31, 1993

                                      T. Rowe
                                     Price U.S.    T. Rowe     T. Rowe
                                      Treasury       Price       Price
                                        Inter-      Equity     Spectrum
                                       mediate      Income      Growth
                                      Bond Fund      Fund        Fund
                                     ----------  -----------  -----------
Net investment income:
     Interest
     Dividends                         $166,577  $   481,974  $   178,141
                                     ----------  -----------  -----------
Net investment income                   166,577      481,974      178,141
Contributions                           974,829    1,611,820      558,365
                                     ----------  -----------  -----------
     Total additions                  1,141,406    2,093,794      736,506

Withdrawals                            (203,054)    (375,819)     (67,200)

Net realized (loss) gain
  on sale of investments                 19,703       69,989       10,725
Unrealized apppreciation
 (depreciation) in fair
 value of investments                    17,109      200,920      120,011
Interfund transfers                     (68,285)   1,785,393      982,972
                                     ----------  -----------  -----------
  Net increase (decrease) in net
    assets available for benefits       906,879    3,774,277    1,783,014
Net assets available for
  benefits at beginning of year       2,265,347    3,819,081      854,643
                                     ----------  -----------  -----------
Net assets available for
  benefits at end of year            $3,172,226  $ 7,593,358  $ 2,637,657
                                     ==========  ===========  ===========


(CONTINUED NEXT PAGE)

Crown Central Employees Savings Plan

Note 8. Statement of Changes in Net Assets Available for Benefits With Fund Information
(continued)



Year ended December 31, 1993

                                                  T. Rowe
                                      T. Rowe       Price                   Total
                                       Price       Inter-                  Page 13,
                                      Spectrum    national                 Page 14
                                       Income       Stock      Loan          and
                                        Fund         Fund      Fund        Page 15
                                    -----------   --------   ----------   -----------
Net investment income:
     Interest                                                $  124,415   $ 1,403,472
     Dividends                      $    25,801   $ 17,526            -       870,019
                                    -----------   --------   ----------   -----------
Net investment income                    25,801     17,526      124,415     2,273,491
Contributions                           309,805     19,981            -     5,409,194
                                    -----------   --------   ----------   -----------
     Total additions                    335,606     37,507      124,415     7,682,685

Withdrawals                              (1,561          -)     (82,547)   (2,673,901))

Net realized (loss) gain
  on sale of investments                      6        (86)           -       (83,383)
Unrealized appreciation
  (depreciation) in fair
  value of investments                  (15,725     30,408)           -       958,116
Interfund transfers                     799,063    824,893      319,905             0
                                    -----------   --------   ----------   -----------
  Net increase (decrease) in net
    assets available for benefits     1,117,389    892,722      361,773     5,883,517
Net assets available for
  benefits at beginning of year               -          -    1,845,078    35,359,496
                                    -----------   --------   ----------   -----------
Net assets available for
  benefits at end of year           $ 1,117,389   $892,722   $2,206,851   $41,243,013
                                    ===========   ========   ==========   ===========

Crown Central Employees Savings Plan


Note 8. Statement of Changes in Net Assets Available for Benefits With Fund Information
(continued)


Year ended December 31, 1992


                                                            Guaranteed      T. Rowe
                                                               Fixed      Price U. S.
                                      Crown      Savings      Income       Treasury
                                      Stock       Bonds        Funds      Money Fund
                                    ----------- ----------  -----------   -----------
Net investment income:
     Interest                                   $   48,304  $ 1,247,924   $   262,542
     Dividends                      $    52,920          -            -             -
                                    ----------- ----------    ---------   -----------
Net investment income                    52,920     48,304    1,247,924       262,542
Contributions                           863,331          -            -     1,407,087
                                    ----------- ----------    ---------   -----------
     Total additions                    916,251     48,304    1,247,924     1,669,629

Withdrawals                            (596,894)   (10,600)  (1,010,845)   (1,457,681)

Net realized (loss) gain
  on sale of investments                (96,273)         -            -             -
Unrealized (depreciation)
  appreciation in fair
  value of investments               (2,505,455)         -            -             -
Interfund transfers                     393,978   (386,317)    (389,262)     (726,438)
                                    ----------- ----------  -----------   -----------
Net (decrease) increase in net
  assets available for benefits      (1,888,393)  (348,613)    (152,183)     (514,490)
Net assets available for
 benefits at beginning of year        5,947,682  1,550,068   14,336,036     7,645,240
                                    ----------- ----------  -----------   -----------
Net assets available for
 benefits at end of year            $ 4,059,289 $1,201,455  $14,183,853   $ 7,130,750
                                    =========== ==========  ===========   ===========


(CONTINUED NEXT PAGE)

Crown Central Employees Savings Plan

Note 8. Statement of Changes in Net Assets Available for Benefits With Fund Information
(continued)

Year ended December 31, 1992

                                      T. Rowe
                                    Price U. S.               T. Rowe      T. Rowe
                                     Treasury    Travelers      Price        Price
                                       Inter-        Money     Equity      Spectrum
                                      mediate       Market     Income       Growth
                                     Bond Fund       Fund       Fund         Fund
                                    ----------- ----------  -----------   -----------
Net investment income:
     Interest                                   $    6,066
     Dividends                      $    73,343          -  $   197,686   $    53,577
                                    ----------- ----------  -----------   -----------
Net investment income                    73,343      6,066      197,686        53,577
Contributions                         1,500,957          -    1,444,033       553,773
                                    ----------- ----------  -----------   -----------
     Total additions                  1,574,300      6,066    1,641,719       607,350

Withdrawals                             (91,885)         -     (149,265)      (31,518)

Net realized (loss) gain
  on sale of investments                  3,926          -       13,414           518
Unrealized (depreciation)
  appreciation in fair
  value of investments                    4,556          -       94,678          (752)
Interfund transfers                     774,450 (1,138,550)   2,218,535       279,045
                                    ----------- ----------  -----------   -----------
  Net (decrease) increase in net
    assets available for benefits     2,265,347 (1,132,484)   3,819,081       854,643
Net assets available for
  benefits at beginning of year               -  1,132,484            -             -
                                    ----------- ----------  -----------   -----------
Net assets available for
  benefits at end of year           $ 2,265,347 $        0  $ 3,819,081   $   854,643
                                    =========== ==========  ===========   ===========


(CONTINUED NEXT PAGE)

Crown Central Employees Savings Plan


Note 8. Statement of Changes in Net Assets Available for Benefits With Fund Information
(continued)

Year ended December 31, 1992

                                                                            Total
                                                                           Page 16,
                                    Travelers                              Page 17
                                      Equity      Loan       Principal       and
                                       Fund       Fund         Cash        Page 18
                                    ----------- ----------  -----------  ------------
Net investment income:
     Interest                                   $  118,264                $ 1,683,100
     Dividends                                           -                    377,526
                                    ----------- ----------  -----------   -----------
Net investment income                              118,264                  2,060,626
Contributions                                            -                  5,769,181
                                    ----------- ----------  -----------   -----------
     Total additions                               118,264                  7,829,807

Withdrawals                                        (80,529)                (3,429,217)

Net realized (loss) gain
  on sale of investments            $   142,176          -                     63,761
Unrealized (depreciation)
  appreciation in fair
  value of investments                 (142,176)         -                 (2,549,149)
Interfund transfers                  (1,416,992)   395,311  $    (3,760)            -
                                    ----------- ----------  -----------   -----------
  Net (decrease) increase in net
    assets available for benefits    (1,416,992)   433,046       (3,760)    1,915,202
Net assets available for
  benefits at beginning of year       1,416,992  1,412,032        3,760    33,444,294
                                    ----------- ----------  -----------   -----------
Net assets available for
  benefits at end of year           $         0 $1,845,078  $         0   $35,359,496
                                    =========== ==========  ===========   ===========




Crown Central Employees Savings Plan

Item 27a -- Schedule of Assets Held for Investment Purposes

December 31, 1993

                            Description of Investment
 Identity of Issue,          Including Maturity Date,
     Borrower                   Rate of Interest,                                    Current
Lessor or Similar Party       Par or Maturity Value                     Cost          Value
- -----------------------     -----------------------------           -----------    -----------
United States Savings       Various maturities
  Bonds Series E and EE                                             $   839,939    $ 1,215,795
                                                                    ===========    ===========

Crown Central Petroleum     336,093 shares of Class A and
  Corporation Common Stock  14,395 shares of Class B                $ 6,545,324    $ 5,328,751
                                                                    ===========    ===========

T. Rowe Price Funds:
  U.S. Treasury Money Fund  10,623,920 shares                       $10,623,920    $10,623,920
  U.S. Treasury Intermediate
    Bond Fund               589,633 shares                            3,150,561      3,172,226
  International Stock Fund  72,422 shares                               850,249        880,657
  Spectrum Income Fund      90,987 shares                             1,026,594      1,010,869
  Equity Income Fund        447,504 shares                            7,155,348      7,450,946
  Spectrum Growth Fund      217,462 shares                            2,462,017      2,581,277
                                                                    -----------    -----------
                                                                    $25,268,689    $25,719,895
                                                                    ===========    ===========
Travelers Insurance Company:
  Guaranteed Fixed Income   $4,483,379 par value;
     Fund                   9.25% yield; 11/1/95
                            maturity date                           $ 4,483,379    $ 4,483,379

Guaranteed Fixed Income     $1,773,833 par value;
  Fund                      9.32% yield; 5/1/95
                            maturity date                             1,773,833      1,773,833
                                                                    -----------    -----------
                                                                    $ 6,257,212    $ 6,257,212
                                                                    ===========    ===========

Participant Loans           Various maturities,
                            $2,194,657 principal
                            balance                                 $ 2,194,657    $ 2,194,657
                                                                    ===========    ===========

Total Investments                                                   $41,105,821    $40,716,310
                                                                    ===========    ===========

                                             - 19 -

Crown Central Employees Savings Plan

Item 27d -- Schedule of Reportable Transactions

                                  Year ended December 31, 1993

                                                                         Current
                                                                          Value
                                                                        of asset
                                                                Cost    on trans-
Identity of     Description             Purchase    Selling   of Asset    action     Net gain
Party Involved    of Assets              Price       Price      Sold       date      or (loss)
- --------------  ------------------     ---------- ---------- ---------- ----------  ----------
Category (i)-individual transactions
in excess of 5% of plan assets
- ------------------------------------
T. Rowe Price   U.S. Treasury
                Money Fund            $3,478,386           -          -          -           -

T. Rowe Price   U.S. Treasury
                Money Fund            $4,348,858           -          -          -           -

Phoenix Mutual
Life Insurance
Company         Guaranteed Fixed
                Income Fund; 8.46%;
                5/3/93                            $3,478,385 $3,478,385 $3,478,385           0

Travelers
Insurance
Company       Guaranteed Fixed
              Income Fund; 9.20%;
              11/1/93                              4,348,857  4,348,857  4,348,857           0

Category (iii)--series of securities
transactions in excess of 5% of plan
assets
- ------------------------------------

T. Rowe Price   U.S. Treasury
                Intermediate
                Bond Fund              $2,119,536 $1,121,657 $1,101,954 $1,121,657   $  19,703


T. Rowe Price   Spectrum Growth Fund    1,861,181    216,794    206,069    216,794      10,725

T. Rowe Price   Equity Income Fund      4,642,700  1,143,841  1,073,852  1,143,841      69,989

T. Rowe Price   U.S. Treasury
                Money Fund              9,734,390  6,134,337  6,134,337  6,134,337           0

Phoenix Mutual
Life Insurance
Company         Guaranteed Fixed
                Income Fund; 8.46%;
                5/3/93                     99,644  3,598,548  3,598,548  3,598,548           0

Travelers
Insurance
Company         Guaranteed Fixed
                Income Fund; 9.20%;
                11/1/93                   320,978  4,711,426  4,711,426  4,711,426           0

     **         Crown Central
                Petroleum Corporation
                Class A Common Stock    1,444,972    510,726    694,150    510,726    (183,424)

**  Transactions made on the market.
There were no category (ii) or (iv) reportable transactions during 1993.

                   CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-37630) pertaining to the Employees Savings Plan of Crown Central Petroleum Corporation and Subsidiaries and in the related Prospectus of our report dated May 31, 1994, with respect to the financial statements and schedules of the Crown Central Employees Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1993.

                                     Ernst & Young

Baltimore, Maryland
June 20, 1994